SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON D.C.

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):  April 14, 2000
                                                   --------------------



                              Mark Solutions, Inc.
                      -----------------------------------
                      (Exact Name as Specified in Charter)



  Delaware                           0-17118                   11-2864481
------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                (IRS Employer
    of Incorporation)              File Number)              Identification No.)



Parkway Technical Center 1515 Broad Street, Bloomfield New Jersey     07003
----------------------------------------------------------------------------
 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (973) 893-0500
                                                          ---------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

On April 14, 2000, Mark Solutions, Inc. ("Mark") effected a $2,250,000 private placement (the "Private Placement") to three investors, consisting of (i) $2,250,000 two-year principal amount convertible notes (the "Convertible Notes") and warrants to purchase 450,000 shares of Common Stock (the "Warrants"). As partial consideration, the investors exchanged $1,250,000 in short-term debt for $1,250,000 principal amount of Convertible Notes and 250,000 Warrants. A balance of $1,000,000 will be funded in two equal additional installments on April 14 and 21, 2000.

The principal terms of the securities issued are set forth below.


Convertible Notes

Principal Amount:  $2,250,000

Term: Two years

Interest Rate:  Seven (7%) percent per annum.

Conversion Rights: Convertible at the average of the lowest closing price of three (3) of the ten (10) day immediately preceding the conversion date(s). In the event Mark effects a convertible securities financing while any portion of the Convertible Notes are outstanding, the conversion price for the then outstanding principal amount of the Note will be the conversion price established in such financing.

Warrants

Shares Purchasable: 450,000 shares

Exercise Price: $5.00 per share provided, however, if Mark effects an equity financing at less than $5.00 per share while any portion of the Convertible Note remains outstanding, the exercise price shall be reduced to such per share purchase price.

Term: Five Years expiring on April 13, 2005.

Miscellaneous
Issuances over Twenty (20%) Percent of the Outstanding Common Stock Pursuant to Private Placement. In order to satisfy applicable Nasdaq corporate governance requirements, Mark is prohibited from issuing in excess of 20% or 1,462,973 shares of Common Stock under the Private Placement until it obtains shareholder approval. Upon request of the investors, Mark is obligated to present the matter to its shareholders no later than December 31, 2000.

Based on the closing bid price of Mark's Common Stock on April 14, 2000 of $2.50, 1,350,000 shares of Common Stock would be issuable under the Private Placement. Because the conversion of the Convertible Notes is based on the price of the Common Stock at future dates, the actual number of shares of Common Stock which will be issued is undeterminable, and may exceed the assumed number given above.

Anti-dilution   Provisions.   The   Convertible   Notes  and  Warrants   contain
anti-dilution provisions in the event of stock dividends, stock splits, reverse stock splits and similar transactions.

Restriction on Acquiring in Excess of Five (5%) of the Outstanding Common Stock. Each investor is prohibited from acquiring the beneficial ownership of over five (5%) percent of Mark's Common Stock through the (i) conversion of the Convertible Notes or (ii) the exercise of the Warrants.

Registration Rights. Mark is obligated to register for resale under the Securities Act the Common Stock underlying the Convertible Notes and the Warrants.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


(c) Exhibits.

1.       Form of Convertible Note Issued in the April 14, 2000 Private Placement
2.       Form of Warrant Issued in the April 14, 2000 Private Placement




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             MARK SOLUTIONS, INC.

Date:  April 14, 2000                       By: /s/ Michael Nafash
                                                -------------------------------
                                                Michael Nafash,
                                                Chief Financial Officer

                                                                      EXHIBIT1


                           CONVERTIBLE PROMISSORY NOTE


$[ Fill In Amount]                                              April **, 2000


         FOR VALUE RECEIVED,  the undersigned,  Mark Solutions,  Inc. ("Maker"),
promises  to pay [Name of Lender]  ("Payee"),  at [    Address of Lender    ],
or such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States of America, the aggregate sum of [ Principal Amount in Words] DOLLARS ($Principal Amount in Numbers]). All principal and interest is to be paid without setoff or counterclaim as set forth below.

         Section 1. Interest Rate. Interest shall accrue at a rate of seven (7%) per annum.

         Section 2. Payments. Principal and interest shall due and payable [2 years from Date of Note], subject to acceleration as set forth below (the "Maturity Date"). Maker shall not have the right to prepay the Note, in whole or in part, prior to the Maturity Date.

         Section 3. Default. It shall be an event of default ("Event of Default"), and the entire unpaid principal of this Note, together with accrued interest, shall become immediately due and payable, at the election of Payee, upon the occurrence of any of the following events:

(a) Any default on the part of Maker to make any payment when due, whether by acceleration or otherwise, and the continuation of such failure for a period of fifteen (15) days after written notice thereof from Payee;

(b) Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

(c) A proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted, but is not dismissed within sixty (60) days after the commencement thereof;

(d) Maker consents to or suffers the appointment of a guardian, receiver, trustee or custodian to any substantial part of its assets that is not vacated within sixty (60) days;

(e) The dissolution, termination of existence, or insolvency of Maker; or

(f) Maker consents to or suffers an attachment, garnishment, execution or other legal process against any of his assets that is not released within sixty (60) days.

         Section 4. Waivers. Maker waives demand, presentment, protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note.

         Section 5. Assignment of Note. Neither Payee nor Maker may assign or transfer this Note or any of its obligations under this Note in any manner whatsoever without the prior written consent of the other. Maker agrees not to assert against any assignee of this Note, any claim or defense that Maker may have against any assignor of this Note.

         Section 6.     Conversion Right.

         (a) This Note is immediately convertible into shares of Common Stock (the "Underlying Common Stock") at the Conversion Price, at the option of the Payee, in whole or in part. This Note may be converted in minimum increments of $25,000 principal amount by surrendering the Note together with a conversion notice in the form attached hereto as Exhibit A (a "Conversion Notice"). The date of delivery of a Conversion Notice is a "Conversion Date". If Payee is converting less than the entire principal amount represented by the Note, Maker will deliver to Payee a new Note for the remaining principal amount.

         (b) Not later than five (5) Trading Days after the Conversion Date, Maker will deliver to Payee a certificate or certificates which shall be subject to restrictive legends and trading restrictions required by law, representing the number of shares of Common Stock being acquired upon the conversion(s) of the Note, provided, however, Maker will not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Note, until the Note is delivered to Maker.

         (c) The Conversion Price (the "Conversion Price") in effect on any Conversion Date will be the average of the lowest Closing Price on three (3) of the ten (10) Trading Days immediately preceding the Conversion Date. The "Closing Price" on any Trading Day shall mean the last reported bid price of the Common Stock as reported the Nasdaq SmallCap Market, on such date or, if the Common Stock is neither so listed nor so reported, the last reported bid price of the Common Stock as quoted by a registered broker-dealer for which such quotes are available on such date. In the event Maker effects a convertible securities financing while any portion of this Note is outstanding, the Conversion Price for the then outstanding principal amount of the Note shall be determined in accordance with the conversion price established in such financing.

         (d) In case of reclassification of the Common Stock, any consolidation or merger of Maker with or into another person, the sale or transfer of all or substantially all of the assets of Maker or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Note then outstanding shall have be convertible into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and Payee shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Note could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

        (e) Upon a conversion, Maker shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall issue that number of shares of Common Stock rounded to the nearest whole number.

       (f) Notwithstanding anything herein to the contrary, Payee shall not be entitled to convert this Note to the extent that such conversion would result in Payee becoming the "beneficial owner" of five percent (5%) or more of the outstanding Common Stock as that term is defined in Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Payee, in form and substance satisfactory to Maker and its counsel, shall prevail in all matters relating to the determination of Payee's beneficial ownership.

    (g) For the purposes hereof, the following terms shall have the following meanings:

         "Common Stock" means shares now or hereafter authorized of the class of Common Stock, $.01 par value, of Maker and stock of any other class into which such shares may hereafter have been reclassified or changed.

          "Trading Day" means (a) a day on which the Common Stock is traded on The Nasdaq Small Cap Market or (b) if the Common Stock is not listed on The Nasdaq Small Cap Market or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the Nasdaq, or (c) if the Common Stock is not quoted on the Nasdaq Stock Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

            Section 7. Warrants. In partial consideration for making the loan evidenced by this Note, Maker will issue five-year warrants (the "Warrants") to purchase [20% of Dollar amount of Note] shares of Common Stock (the "Warrant Common Stock"). The Warrants shall have an exercise price of $5.00 per share, provided, however, if the Maker effects an equity financing at less than $5.00 per share while any portion of the Note remain outstanding, the exercise price of the Warrants shall be reduced to such per share purchase price.

 Notwithstanding anything herein to the contrary, Payee shall not be entitled to exercise the Warrants to the extent that such exercise would result in Payee becoming the "beneficial owner" of five percent (5%) or more of the outstanding Common Stock as that term is defined in Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Payee, in form and substance satisfactory to Maker and its counsel, shall prevail in all matters relating to the determination of Payee's beneficial ownership.

         Section 8. Registration. Maker shall promptly file with the Securities and Exchange Commission a registration statement covering the Underlying Common Stock and the Warrant Common Stock and further agrees to file necessary post-effective amendments. Maker will use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 as promptly as practicable after the filing thereof and to keep the registration statement effective for two years after the date of this Note and the term of the Warrants. All fees, disbursements and out-of-pocket expenses (other than brokerage fees and commissions, applicable transfer taxes and counsel fees and disbursements) in connection with the registration statement, including compliance with applicable securities and "blue sky" laws shall be borne by Maker.

           Section 9.      Miscellaneous.

           (a) This Note maybe altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. This Note may not be modified by an oral agreement, even if supported by a new consideration;

         (b) Subject to Section 5, the covenants, terms and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties;

           (c) This Note constitutes a final written expression of all the terms of the agreement between the parties regarding the subject matter thereof, is a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause, or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect;

          (d) All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following addresses:

                  MAKER:   MARK SOLUTIONS, INC.
                           1515 Broad Street
                           Bloomfield, New Jersey 07003
                           Attention: Mr. Carl Coppola
                           Facsimile:  973-893-0049

                  PAYEE:   [Name of Payee]
                           [Address of
                             Payee           ]


Such addresses may be changed by notice given as provided in this sub-section. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a change of address) sent by certified or registered U.S. Mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of sending.


         IN WITNESS THEREOF, Maker has executed this Note effective as of the date first set forth above.



                                            MARK SOLUTIONS, INC.


                                            By:
                                               -----------------------------
                                                 Carl Coppola, President

                                                                      EXHIBIT A


                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER



(To be Executed by the Registered
Holder in Order to Convert the Note)



The undersigned hereby irrevocably elects to convert $____________ of the enclosed Note into shares of Common Stock, par value U. S. $.01 per share (the "Common Stock"), of Mark Solutions, Inc. (the "Company") according to the conditions hereof, as of the date written below.



Conversion Calculations:
                         ----------------------------------------------

Date to Effect Conversion:
                          ---------------------------------------------

Principal Amount of Note to be Converted:
                                         ------------------------------

Applicable Conversion Price:
                            -------------------------------------------



----------------------------------------------
Signature



Name:
     ------------------------------------------------------------------


Address:
         ----------------------------------------------------------

         ----------------------------------------------------------

         ----------------------------------------------------------

                                                                     EXHIBIT 2

                        WARRANT TO PURCHASE COMMON STOCK
                            VOID AFTER APRIL 6, 2005

                              MARK SOLUTIONS, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

NUMBER
PURCHASE WARRANTS
PP                                                                         ***
--*******--
                          PURCHASE WARRANT CERTIFICATE

       THIS CERTIFIES that:

                       **********************************

            is the owner of **************** (*****) Warrants, and is entitled to purchase from MARK SOLUTIONS, INC., a corporation incorporated under the laws of the State of Delaware (the "Company") fully paid and non-assessable shares of Common Stock, $.01 par value, of the Company, ("Common Stock"), upon presentation and surrender of this Warrant with the Subscription Form duly executed, on or before April 6, 2005 (the "Expiration Date") at the offices of the Company and upon payment thereof of the purchase price, in lawful money of the United States of America.

1. Related Note. The Warrant is being issued in connection with the private placement and issuance to the Holder of a convertible promissory note in the principal amount of $****************** dated as of April **, 2000 (the "Promissory Note") pursuant to a Loan agreement dated April 14, 2000 between the Company and the Holder (the "Loan Agreement").

2. Exercise Price. The purchase price shall be $5.00 per share, provided, however, if the Company effects an equity financing at less than $5.00 per share while any portion of the Promissory Note remains outstanding, the purchase price shall be reduced to such per share purchase price (the "Exercise Price"). The Exercise Price shall be subject to adjustment as herein provided.

3. Transferability and Divisibility. This Warrant may not be divided and is not transferable except by operation of law or the laws of intestacy.

4. Exercise. The Holder may exercise the Warrant with respect to all or any part of the number of shares of Common Stock then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of shares as to which the Warrant is to be exercised and the date of exercise thereof.

On the exercise date or as soon thereafter as is practicable, the Company shall cause to be delivered to the Holder, a certificate or certificates for the shares then being purchased upon full payment for such shares.

5. Registration Rights. The Company shall promptly file with the Securities and Exchange Commission a registration statement covering the Warrant Common Stock and further agrees to file necessary post-effective amendments. The Company will use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 as promptly as practicable after the filing thereof and to keep the registration statement effective for two years after the date of this Note and the term of the Warrants. All fees, disbursements and out-of-pocket expenses (other than brokerage fees and commissions, applicable transfer taxes and counsel fees and disbursements) in connection with the registration statement, including compliance with applicable securities and "blue sky" laws shall be borne by the Company.

6. Anti-dilution Provisions. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

   (a) In case the Company shall (i) pay a dividend or make a distribution on its share of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (ii) combine or reclassify its outstanding Common stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.

   Such adjustment shall be made successively whenever any event listed above shall occur.

   (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

   (c) No adjustment shall be made by reason of the issuance in exchange for cash, property or services, of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or carrying the right to purchase any of the foregoing. There are no other anti-dilution provisions.

   (d) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

   (e) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

7. Consolidations and Mergers. If prior to the Expiration Date, the Company shall consolidate with, or merge into another company (except for a merger or consolidation in which the Company is the continuing corporation), the holder of this Warrant will thereafter be entitled to receive, upon the exercise thereof, the securities or property to which the holder of the number of shares of Common Stock then deliverable upon the exercise hereof would have owned or have been entitled to receive upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions of this Warrant shall thereafter be applicable as nearly as reasonably may be, in relation to any securities and property thereafter deliverable upon the exercise of this Warrant. A sale, conveyance or lease to another corporation of the assets of the Company as an entirety or substantially as an entirety, in connection which the Company is dissolved, shall be deemed a consolidation or merger for the foregoing purposes.

8. Fractional Interests. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant but in lieu thereof make payment in cash based on the Exercise Price in effect at that time or (ii) issue scrip certificates evidencing such fractional interests which when presented with other like certificates representing in the aggregate least one whole share, may be exchanged for whole shares of Common Stock. Such scrip certificates may become void and of no effect after a reasonable period as specified in such scrip certificate. The computation of any fractional interest shall be made to the first two decimal points without rounding.

9. Reservation of Shares; Issuance. The Company shall reserve a sufficient number of shares of Common Stock to satisfy the requirements of this Warrant. The Company will take all action necessary to insure that all shares issued upon exercise of this Warrant will be duly and validly authorized and issued and fully paid and non-assessable.

10. Notices. Any notices required under this Warrant shall be deemed given on the date mailed if sent by certified mail, return receipt requested or on the date of actual receipt by facsimile or other means. All notices to the holder of this Warrant shall be sent to the address indicated on the Warrant register.

11. Miscellaneous. This Warrant will be governed by the substantive laws of the State of New Jersey. This Warrant shall be binding upon the successors or assigns of the Company.


Dated: April 14, 2000



                                          MARK SOLUTIONS, INC.


                                          By:
                                             --------------------------------
                                             Carl Coppola, President

                                SUBSCRIPTION FORM
                      To Be Executed By The Holder in Order
                             To Exercise The Warrant


To: MARK SOLUTIONS, INC.

The undersigned irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder______________ shares of the stock provided for therein and tenders payment herewith to the order of MARK SOLUTIONS, INC. in the amount of $_____________________ in accordance with the terms of the Warrant.

The undersigned requests that the certificates for such shares be issued in the name of


Insert Social Security Number
                              -----------------------------
or Other Identifying Number
                              -----------------------------
of Designated Stockholder
                              -----------------------------










Dated
     ------------------------------


-----------------------------------------
Warrantholder